EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Health Fitness Corporation (the “Company”) for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on August 14, 2007 (the “Periodic Report”), I, Gregg O. Lehman, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregg O. Lehman
Gregg O. Lehman
President and Chief Executive Officer
August 14, 2007